Segment Reporting (Tables)	12 Months Ended
Dec. 31, 2022
Disclosure of operating segments [abstract]
Schedule of Breakdown of Group's Non-current Assets by Geographical Location

The following table shows the breakdown of the Group’s non-current assets (i.e., intangible assets, property, plant and equipment and long-term prepaid expenses) by geographical location as of December 31:

	2022	2021
Non-current assets
Netherlands	83,172	12
USA	278	178
Total	83,450	190